Exhibit 99.2

Financial Supplement

September 30, 2008

contact:	William Pollett, Treasurer	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.
telephone:	+1(441) 297 9576
email:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the “U.S.”) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “SEC”). In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan of our new insurance and reinsurance initiatives effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Premium Analysis by Quarter

5	Losses Paid to Incurred Analysis

6	Losses and Loss Ratios by Line

7	Consolidated Investment Portfolio

8	Consolidated Investment Detail - Mortgage-backed and Asset-backed Securities

9	Consolidated Investment Detail - Corporate Bonds

10	Reinsurance Recoverable by Rating

11	Fully Converted Book Value Per Share

12	Securities Convertible into Common Shares

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended September 30		% change	Nine months ended September 30		% change
	2008	2007	QTR	2008	2007	YTD

Highlights
Gross premiums written	$103.0	$128.3	-20%	$547.5	$577.5	-5%
Net premiums written	$91.7	$118.6	-23%	$467.7	$474.5	-1%
Net premiums earned	$134.2	$138.4	-3%	$393.7	$410.2	-4%
Net investment income	$21.4	$31.9	-33%	$67.8	$99.4	-32%
Operating income (loss)(1)	$(54.6)	$78.3	N/M	$36.9	$192.6	-81%
Net income (loss)	$(142.2)	$101.3	N/M	$(97.8)	$225.3	N/M
Comprehensive income (loss)	$(142.0)	$102.0	N/M	$(99.6)	$226.1	N/M
Total assets				$3,097.8	$3,589.2
Shareholders’ equity				$1,413.5	$1,630.0

Per share data
Diluted operating income (loss) per share (2)	$(0.65)	$0.82		$0.43	$1.99
Diluted comprehensive income (loss) per share (2)	$(1.69)	$1.07		$(1.15)	$2.34
Fully converted book value per share (3)				$16.61	$17.03
Fully converted tangible book value per share (3)				$16.56	$17.03
Cash dividends per share	$0.075	$0.075		$0.225	$0.225

Financial ratios
Loss and loss adjustment expense ratio:
Current year	137.2%	30.1%		84.8%	43.7%
Prior year	-17.3%	-3.3%		-18.3%	-7.9%
Loss and loss adjustment expense ratio	119.9%	26.8%		66.5%	35.8%
Acquisition costs ratio	16.4%	14.5%		15.8%	14.2%
General and administrative expense ratio	13.3%	16.6%		18.2%	14.3%
Combined ratio	149.6%	57.9%		100.5%	64.3%

Operating income (loss) / Avg shareholders’ equity	-3.7%	4.9%		2.4%	12.4%

Change in FCBVPS adj for Dvds (4)	-8.5%	6.6%		-5.8%	11.6%

Change in FCBVPS adj for Dvds (4): Rolling 12 months				-0.7%	23.3%

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 11 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends declared. See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

$ in millions, except per share amounts

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2008	2008	2008	2007	2007

ASSETS
Investments and cash and cash equivalents	$2,554.8	$2,584.6	$2,729.9	$2,848.1	$2,923.6
Securities lending collateral	—	71.1	70.2	192.0	136.7
Premiums receivable	234.8	295.7	255.3	160.5	218.8
Deferred acquisition costs	38.8	45.2	38.6	27.7	37.8
Reinsurance recoverable on paid and unpaid losses	162.5	164.7	169.3	169.3	164.5
Unearned premium ceded	42.5	52.2	36.6	21.1	51.6
Other assets	64.4	55.3	51.6	106.5	56.2

Total Assets	$3,097.8	$3,268.8	$3,351.5	$3,525.2	$3,589.2

LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves	931.6	828.2	846.7	860.7	905.8
Unearned premium	277.6	335.1	284.7	187.4	290.5
Securities lending payable	—	71.7	71.0	193.4	136.7
Debt	352.5	352.5	352.4	427.4	427.4
Other liabilities	122.6	109.6	164.6	114.5	115.3
Total Liabilities	1,684.3	1,697.1	1,719.4	1,783.4	1,875.7

Minority Interest - Blue Ocean preferred shares	—	—	—	20.6	19.1
Minority Interest - Blue Ocean common shares	—	—	62.6	68.1	64.4
Total Minority Interest	—	—	62.6	88.7	83.5

COMMON SHAREHOLDERS’ EQUITY	1,413.5	1,571.7	1,569.5	1,653.1	1,630.0

Total Liabilities, Minority Interest & Common Shareholders’ Equity	$3,097.8	$3,268.8	$3,351.5	$3,525.2	$3,589.2

Fully converted book value per share (1)	$16.61	$18.24	$17.76	$17.88	$17.03

Fully converted tangible book value per share (1)	$16.56	$18.19	$17.71	$17.82	$17.03

(1) See Page 11 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

	Q3-08	Q2-08	Q1-08	Q4-07	Q3-07	YTD 2008	YTD 2007	Full Year 2007

Underwriting revenues
Gross premiums written	$103.0	$187.7	$256.8	$76.3	$128.3	$547.5	$577.5	$653.8
Reinsurance premiums ceded	11.3	33.8	34.7	1.8	9.7	79.8	103.0	104.8
Net premiums written	91.7	153.9	222.1	74.5	118.6	467.7	474.5	549.0

Gross premiums earned	155.0	137.4	159.5	179.2	168.7	451.9	506.1	685.3
Earned reinsurance premiums ceded	20.8	18.2	19.2	32.2	30.3	58.2	95.9	128.1
Net premiums earned	134.2	119.2	140.3	147.0	138.4	393.7	410.2	557.2

Loss and loss adjustment expenses	161.1	24.4	76.4	30.6	37.1	261.9	146.9	177.5
Acquisition costs	22.0	18.6	21.7	20.0	20.0	62.3	58.3	78.3
General and administrative expenses	17.7	25.8	27.8	27.1	23.0	71.3	58.8	85.9
Underwriting income (loss)	(66.6)	50.4	14.4	69.3	58.3	(1.8)	146.2	215.5

Net investment income	21.4	21.9	24.5	33.1	31.9	67.8	99.4	132.5
Interest and other financing expenses	6.4	6.6	7.2	9.2	8.6	20.2	25.3	34.5
Other revenue	—	0.5	1.3	2.5	4.6	1.8	7.9	10.4
Other non-underwriting expenses	3.0	2.9	2.9	3.1	3.0	8.8	8.8	11.9
Minority interest expense - Blue Ocean	—	—	1.9	5.1	4.9	1.9	26.8	31.9
Operating income (loss) (1)	(54.6)	63.3	28.2	87.5	78.3	36.9	192.6	280.1

Net realized investment gains (losses)	(27.0)	(7.0)	12.0	6.6	2.7	(22.0)	20.0	26.6
Net unrealized investment gains (losses)	(48.0)	(9.5)	(51.7)	(4.2)	11.3	(109.2)	4.1	(0.1)
Net foreign exchange gains (losses)	(12.6)	(3.6)	11.8	0.6	9.1	(4.4)	8.7	9.3
Income Taxes	—	(0.1)	—	—	(0.1)	(0.1)	(0.1)	(0.1)
Excess of fair value of acquired net assets over cost - Blue Ocean	—	1.0	—	—	—	1.0	—	—

Net income (loss)	(142.2)	44.1	0.3	90.5	101.3	(97.8)	225.3	315.8

Other comprehensive income items	0.2	0.1	(2.1)	(2.6)	0.7	(1.8)	0.8	(1.8)

Comprehensive income (loss)	$(142.0)	$44.2	$(1.8)	$87.9	$102.0	$(99.6)	$226.1	$314.0

Loss and loss adjustment expense ratio:
Current year	137.2%	43.8%	69.4%	23.6%	30.1%	84.8%	43.7%	38.3%
Prior year	-17.3%	-23.3%	-15.0%	-2.8%	-3.3%	-18.3%	-7.9%	-6.5%
Loss and loss adjustment expense ratio	119.9%	20.5%	54.4%	20.8%	26.8%	66.5%	35.8%	31.8%
Acquisition costs ratio	16.4%	15.6%	15.5%	13.7%	14.5%	15.8%	14.2%	14.1%
General and administrative expense ratio	13.3%	21.6%	19.7%	18.4%	16.6%	18.2%	14.3%	15.4%
Combined ratio	149.6%	57.7%	89.6%	52.9%	57.9%	100.5%	64.3%	61.3%

Diluted operating income (loss) per share (1)	$(0.65)	$0.73	$0.32	$0.94	$0.82	$0.43	$1.99	$2.94
Diluted comprehensive income (loss) per share	$(1.69)	$0.51	$(0.02)	$0.94	$1.07	$(1.15)	$2.34	$3.30
Operating income (loss) / Avg shareholders’ equity	-3.7%	4.0%	1.8%	5.3%	4.9%	2.4%	12.4%	17.8%
Comprehensive income (loss) / Avg shareholders’ equity	-9.5%	2.8%	-0.1%	5.4%	6.4%	-6.4%	14.5%	19.9%

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains.  See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Premium Analysis by Quarter (unaudited)

$ in millions

						YTD	YTD	YEAR
	Q3-08	Q2-08	Q1-08	Q4-07	Q3-07	2008	2007	2007

Gross premiums written

Property catastrophe excess of loss	$37.8	$112.7	$139.8	$20.9	$48.4	$290.3	$314.5	$335.4
Property retrocession	1.7	1.7	23.3	1.4	12.1	26.7	56.2	57.6
Property Catastrophe	39.5	114.4	163.1	22.3	60.5	317.0	370.7	393.0

Property risk excess of loss	11.3	4.3	16.8	1.8	16.8	32.4	39.5	41.3
Property pro-rata	15.4	11.2	17.8	12.2	9.9	44.4	28.4	40.6
Property direct & facultative	12.6	20.7	11.8	5.0	17.7	45.1	55.6	60.6
Property Specialty	39.3	36.2	46.4	19.0	44.4	121.9	123.5	142.5

Personal accident & WCA	1.6	2.9	4.4	3.8	3.1	8.9	9.3	13.1
Casualty	8.4	15.8	14.3	23.2	11.5	38.5	34.8	58.0
Marine & miscellaneous	10.1	11.3	14.6	3.8	4.2	36.0	18.0	21.8
Sabotage & terrorism	1.5	1.9	11.2	1.1	2.4	14.6	14.8	15.9
Aviation	1.2	4.0	2.6	3.1	2.2	7.8	6.4	9.5
Other Specialty	22.8	35.9	47.1	35.0	23.4	105.8	83.3	118.3

Excess and Surplus Lines	1.4	1.2	0.2	—	—	2.8	—	—

Total	$103.0	$187.7	$256.8	$76.3	$128.3	$547.5	$577.5	$653.8

Rolling 12 month total - gross premiums written	$623.8	$649.1	$649.6	$653.8	$662.8

Rolling 12 month total - net premiums written	$542.2	$569.1	$581.8	$549.0	$527.7

MONTPELIER RE HOLDINGS LTD.

Losses Paid to Incurred Analysis (unaudited)

$ in millions

	Three months ended September 30, 2008			Three months ended September 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$828.2	$130.4	$697.8	$958.3	$162.7	$795.6

Losses incurred:
Current year	196.6	12.4	184.2	45.4	3.7	41.7
Prior years	(30.4)	(7.3)	(23.1)	(7.6)	(3.0)	(4.6)
Total losses incurred	166.2	5.1	161.1	37.8	0.7	37.1

Paid losses:
Current year	19.4	0.2	19.2	15.6	1.1	14.5
Prior years	43.4	7.2	36.2	74.7	11.6	63.1
Total paid losses	62.8	7.4	55.4	90.3	12.7	77.6

Reserve for losses, end of period	$931.6	$128.1	$803.5	$905.8	$150.7	$755.1

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$860.7	$152.5	$708.2	$1,089.2	$197.3	$891.9

Losses incurred:
Current year	365.2	31.4	333.8	192.5	13.3	179.2
Prior years	(81.2)	(9.3)	(71.9)	(38.9)	(6.6)	(32.3)
Total losses incurred	284.0	22.1	261.9	153.6	6.7	146.9

Paid losses:
Current year	22.7	0.3	22.4	22.0	1.5	20.5
Prior years	190.4	46.2	144.2	315.0	51.8	263.2
Total paid losses	213.1	46.5	166.6	337.0	53.3	283.7

Reserve for losses, end of period	$931.6	$128.1	$803.5	$905.8	$150.7	$755.1

MONTPELIER RE HOLDINGS LTD.

Losses and Loss Ratios by Line (unaudited)

$ in millions

						YTD	FULL YEAR
	Q3-08	Q2-08	Q1-08	Q4-07	Q3-07	2008	2007
Property Catastrophe

Net reserves: start	178.4	192.8	236.7	256.8	281.9	236.7	302.9
Change in prior AY	(11.5)	(13.3)	(19.4)	(1.2)	0.5	(44.2)	(4.0)
Paid losses (1)	(24.0)	(14.8)	(43.5)	(23.4)	(44.1)	(82.3)	(163.8)
Current yr. incurred losses	144.9	13.7	19.0	4.5	18.5	177.6	101.6
Net reserves: end	287.8	178.4	192.8	236.7	256.8	287.8	236.7

IBNR	212.5	92.7	100.7	122.0	134.2
Net earned premium	78.8	62.5	79.2	81.7	79.8	220.5	325.6

Net loss ratio	169.3%	0.6%	-0.5%	4.0%	23.8%	60.5%	30.0%
Prior AY adjusts.	-14.6%	-21.3%	-24.5%	-1.5%	0.6%	-20.0%	-1.2%

Property Specialty

Net reserves: start	235.0	241.3	197.3	220.1	231.9	197.3	271.6
Change in prior AY	(10.2)	(13.7)	4.9	(2.5)	(2.0)	(19.0)	(26.6)
Paid losses (1)	(19.9)	(7.9)	(21.2)	(34.8)	(20.5)	(49.0)	(102.7)
Current yr. incurred losses	30.6	15.3	60.3	14.5	10.7	106.2	55.0
Net reserves: end	235.5	235.0	241.3	197.3	220.1	235.5	197.3

IBNR	101.6	95.6	101.5	93.7	95.1
Net earned premium	31.0	27.5	35.7	29.2	34.6	94.2	123.4

Net loss ratio	65.8%	5.8%	182.6%	41.1%	25.1%	92.6%	23.0%
Prior AY adjusts.	-32.9%	-49.8%	13.7%	-8.6%	-5.8%	-20.2%	-21.6%

						YTD	FULL YEAR
	Q3-08	Q2-08	Q1-08	Q4-07	Q3-07	2008	2007
Other Specialty

Net reserves: start	284.4	273.3	274.2	278.2	281.8	274.2	317.4
Change in prior AY	(1.4)	(0.8)	(6.5)	(0.3)	(3.1)	(8.7)	(5.8)
Paid losses (1)	(11.5)	(11.3)	(12.5)	(19.4)	(13.0)	(35.3)	(94.7)
Current yr. incurred losses	8.7	23.2	18.1	15.7	12.5	50.0	57.3
Net reserves: end	280.2	284.4	273.3	274.2	278.2	280.2	274.2

IBNR	193.1	195.1	178.5	176.5	171.3
Net earned premium	24.4	29.2	25.4	36.1	24.0	79.0	108.2

Net loss ratio	29.9%	76.7%	45.7%	42.7%	39.2%	52.3%	47.6%
Prior AY adjusts.	-5.7%	-2.7%	-25.6%	-0.8%	-12.9%	-11.0%	-5.4%

TOTAL

Net reserves: start	697.8	707.4	708.2	755.1	795.6	708.2	891.9
Change in prior AY	(23.1)	(27.8)	(21.0)	(4.0)	(4.6)	(71.9)	(36.4)
Paid losses (1)	(55.4)	(34.0)	(77.2)	(77.6)	(77.6)	(166.6)	(361.2)
Current yr. incurred losses	184.2	52.2	97.4	34.7	41.7	333.8	213.9
Net reserves: end	803.5	697.8	707.4	708.2	755.1	803.5	708.2

IBNR	507.2	383.4	380.7	392.2	400.6
Net earned premium	134.2	119.2	140.3	147.0	138.4	393.7	557.2

Net loss ratio	119.9%	20.5%	54.5%	20.9%	26.8%	66.5%	31.8%
Prior AY adjusts.	-17.3%	-23.3%	-15.0%	-2.8%	-3.3%	-18.3%	-6.5%

IBNR as a % of net reserves	63%	55%	54%	55%	53%

(1) Paid losses are shown net of the impact of foreign exchange valuation and translation.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	Sept 30 2008		Jun 30 2008		Mar 31 2008		Dec 31 2007		Sept 30 2007

Market value
Fixed maturities	$1,520.9	59%	$1,586.5	62%	$1,520.2	56%	$2,061.5	72%	$2,305.6	78%
Equity securities	258.6	10%	224.4	9%	224.7	8%	220.2	8%	222.9	8%
Other investments	195.5	8%	191.2	7%	104.4	4%	77.7	3%	49.3	2%
Cash equivalents	349.0	14%	441.3	17%	518.9	19%	209.4	7%	166.9	6%
Cash and restricted cash	230.8	9%	141.2	5%	361.7	13%	279.3	10%	178.9	6%
Total	$2,554.8	100%	$2,584.6	100%	$2,729.9	100%	$2,848.1	100%	$2,923.6	100%

Fixed maturities allocation
Mortgage-backed and asset-backed securities (2)	$601.6	40%	$595.9	37%	$675.7	45%	$790.2	38%	$921.0	40%
Government & government-sponsored entities	459.9	30%	538.9	34%	363.8	24%	670.4	33%	764.0	33%
Corporate bonds (1)	416.1	27%	436.8	28%	430.4	28%	600.9	29%	620.6	27%
Municipal bonds	43.3	3%	14.9	1%	50.3	3%	—	0%	—	0%
Total	$1,520.9	100%	$1,586.5	100%	$1,520.2	100%	$2,061.5	100%	$2,305.6	100%

Other Investments
Limited partnership interests and private investment funds	102.2	52%	97.5	51%	81.8	78%	55.5	71%	20.3	41%
Catastrophe bonds	69.0	35%	71.3	37%	—	0%	—	0%	—	0%
Symetra Financial (private placement)	20.5	10%	20.1	11%	20.1	19%	22.3	29%	24.7	50%
Derivative instruments	3.8	2%	2.3	1%	2.5	2%	(0.1)	0%	4.3	9%
	$195.5	100%	$191.2	100%	$104.4	100%	$77.7	100%	$49.3	100%
Total investment return
Net investment income	$21.4		$21.9		$24.5		$33.1		$31.9
Net realized investment gains (losses)	(27.0)		(7.0)		12.0		6.5		2.7
Net unrealized investment gains (losses)	(48.0)		(9.5)		(51.7)		(4.1)		11.3
Net derivative investment and FX gains (losses)	(10.4)		(1.0)		8.9		(0.2)		8.0
Change in value of Symetra Financial	0.4		—		(2.1)		(2.4)		0.7
Total	$(63.6)		$4.4		$(8.4)		$32.9		$54.6

Total quarterly return on average market value %	-2.3%		0.2%		-0.2%		1.2%		1.9%

Average yield to worst of fixed maturities and cash equivalents	5.7%		4.4%		4.3%		4.7%		4.9%
Average duration of fixed maturities, cash and cash equivalents	1.41 years		1.50 years		1.42 years		1.47 years		1.71 years
Average credit quality of fixed maturities and cash equivalents	AA+		AA+		AA+		AA+		AA+

(1) Bank loans have been included in corporate debt securities.

(2) See Page 8 for additional detail regarding investment in mortgage-backed and asset-backed securities.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At September 30, 2008

			Option		Fair Value
	Fair		Adjusted	Average			Insurance (2)
	Value	Rating	Duration	Life	Subprime	Alt-A	wrapped

Mortgage-backed and asset-backed securities

Residential Mortgage Backed (1)
Conventional	102.7	AAA	5.0	6.6
Balloon	2.5	AAA	0.9	1.2
Miscellaneous	9.1	AAA	3.1	3.6
Total	114.3	AAA	4.8	6.3	—	—	—

Collateralized Residential Mortgage Obligation
Planned Amortization Class	202.1	AAA	2.0	2.2		10.7
Sequential	47.2	AAA	2.7	3.0		7.4
Interest Only	18.5	AAA	(17.6)	—
Whole Loan	33.6	AAA	4.7	3.1		—
Scheduled	7.9	AAA	1.0	1.1
Total	309.3	AAA	1.2	2.3	—	18.1	—

Asset-backed security
Credit card	9.3	AAA	1.8	2.0
Auto	22.2	AAA
Auto	16.6	AA	1.5	1.7			31.5
Auto	14.8	BBB
Home Equity	27.1	AAA	0.5	1.8	10.5
Equipment	9.8	AA	2.7	3.2			9.8
Commercial Mortgage Backed Securities	72.9	AAA	2.0	2.4
Miscellaneous	4.9	AA	3.9	2.9			5.3
Miscellaneous	0.4	BBB-
Total	178.0	AA+	1.7	2.1	10.5	—	46.6

Total	601.6				10.5	18.1	46.6

(1)	All Residential Mortgage backed securities are government agency originated prime residential mortgage pools.
(2)	We estimate that our insurance wrapped investments at September 30, 2008 would be A- or better excluding the effects of financial guarantee enhancements, if they were rated.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At September 30, 2008

		Option
		Adjusted
	Fair	Duration
	Value	(years)
Corporate Bonds - Quality:

AAA	$37.1	3.0
AA	109.8	1.0
A	140.6	2.1
BBB	61.4	2.3
Below BBB	11.4	1.4
Not Rated (1)	55.8	3.9

Total Corporate Bonds	$416.1	2.2

	Fair
	Value	%

Corporate Bonds - Top Ten Holdings:

HSBC Holdings	$27.7	6.7
BA Covered Bond issuer	26.7	6.4
Citigroup	22.0	5.3
JP Morgan Chase & Co	19.7	4.7
Wyeth	15.5	3.7
Deutsche Bank	15.0	3.6
Enterprise Rent A Car	12.8	3.1
Merrill Lynch	12.8	3.1
Verizon Communications Inc	11.9	2.9
Dun & Bradstreet	11.1	2.7

Total	$175.2	42.1

(1)  Includes bank loan portfolio

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Sept 30		Jun 30		Mar 31		Dec 31		Sept 30
	2008		2008		2008		2007		2007

Reinsurance recoverable on paid losses

A++	$25.8	75.0%	$23.1	67.3%	$18.2	60.7%	$9.8	58.3%	$—	—%
A+	0.5	1.5	0.4	1.2	1.0	3.3	0.9	5.4	1.5	10.9
A	3.1	9.0	6.1	17.8	6.7	22.3	2.7	16.1	7.5	54.3
A-	5.0	14.5	4.7	13.7	4.1	13.7	3.4	20.2	4.4	31.9
B+	—	—	—	—	—	—	—	—	0.4	2.9
Not rated	—	—	—	—	—	—	—	—	—	—
Recoverable under guarantee of acquired reserves(1)	—	—	—	—	—	—	—	—	—	—

	$34.4	100.0%	$34.3	100.0%	$30.0	100.0%	$16.8	100.0%	$13.8	100.0%

Reinsurance recoverable on unpaid losses

A++	$35.8	28.0%	$39.2	30.1%	$44.4	31.9%	$53.5	35.1%	$64.5	42.8%
A+	19.0	14.8	18.3	14.0	18.4	13.2	16.2	10.6	11.1	7.4
A	49.6	38.7	43.1	33.0	49.1	35.2	53.6	35.1	46.8	31.1
A-	12.2	9.5	13.4	10.3	11.0	7.9	12.5	8.2	14.7	9.7
B+	—	—	—	—	—	—	—	—	9.3	6.2
Not rated	—	—	—	—	—	—	—	—	4.3	2.8
Recoverable under guarantee of acquired reserves(1)	11.5	9.0	16.4	12.6	16.4	11.8	16.7	11.0	—	—

	$128.1	100.0%	$130.4	100.0%	$139.3	100.0%	$152.5	100.0%	$150.7	100.0%

Total reinsurance recoverable

A++	$61.6	37.9%	$62.3	37.8%	$62.6	36.9%	$63.3	37.3%	$64.5	39.1%
A+	19.5	12.0	18.7	11.4	19.4	11.5	17.1	10.1	12.6	7.6
A	52.7	32.4	49.2	29.9	55.8	33.0	56.3	33.3	54.3	32.9
A-	17.2	10.6	18.1	11.0	15.1	8.9	15.9	9.4	19.1	11.6
B+	—	—	—	—	—	—	—	—	9.7	5.9
Not rated	—	—	—	—	—	—	—	—	4.7	2.9
Recoverable under guarantee of acquired reserves(1)	11.5	7.1	16.4	9.9	16.4	9.7	16.7	9.9	—	—

	$162.5	100.0%	$164.7	100.0%	$169.3	100.0%	$169.3	100.0%	$164.9	100.0%

(1) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which exceeded the $11.5 million in remaining reserves at September 30, 2008.  The market value of the trust deposit was $11.3 million as of September 30, 2008.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2008	2008	2008	2007	2007

Numerator

Book value per share numerator (common shareholders’ equity)	$1,413.5	$1,571.7	$1,569.5	$1,653.1	$1,630.0
Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	—
Fully converted tangible book value per share numerator	$1,408.7	$1,566.9	$1,564.7	$1,648.3	$1,630.0

Denominator (in shares)

Common shares outstanding	91,491,059	92,163,663	94,505,314	99,290,078	102,617,706
Less: common shares subject to share issuance agreements (1)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)
Book value per share denominator	83,571,059	84,243,663	86,585,314	91,370,078	94,697,706

Dilutive effect of share obligations under benefit plans	1,501,598	1,901,288	1,789,328	1,109,083	1,030,164
Fully converted book value per share denominator	85,072,657	86,144,951	88,374,642	92,479,161	95,727,870

Book value per share	$16.91	$18.66	$18.13	$18.09	$17.21

Fully converted book value per share	$16.61	$18.24	$17.76	$17.88	$17.03

Fully converted tangible book value per share	$16.56	$18.19	$17.71	$17.82	$17.03

Dividend per common share	$0.075	$0.075	$0.075	$0.075	$0.075
Change in FCBVPS (2): Quarter	-9.0%	2.7%	-0.6%	5.0%	6.2%
Change in FCBVPS adj for Dvds (3) : Quarter	-8.5%	3.1%	-0.3%	5.4%	6.6%
Change in FCBVPS adj for Dvds (3) : Rolling 12 months	-0.7%	15.7%	12.3%	17.6%	23.3%
Annualized Change in FCBVPS adj for Dvds (3) since inception	8.4%

(1) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.

(2) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Securities Convertible into Common Shares (unaudited)

$ in millions, except per share amounts

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2008	2008	2008	2007	2007

Common shares subject to forward sale agreements (1)	7,920,000	7,920,000	7,920,000	7,920,000	7,920,000
Share obligations under benefit plans	1,501,598	1,901,288	1,789,328	1,109,083	1,030,164
Total	9,421,598	9,821,288	9,709,328	9,029,083	8,950,164

Common shares subject to forward sale agreements:

Forward sale agreement A
Proceeds to the Company assuming physical settlement at maturity					$89,100,000
Forward floor price					$11.25
Number of shares to be delivered at and below the forward floor price					7,920,000
Forward cap price					$18.375
Number of shares to be delivered at the forward cap price					4,848,980

Forward sale agreement B(2)
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000	3,960,000	3,960,000
Forward cap price	$22.00	$22.00	$22.00	$22.00
Number of shares to be delivered at the forward cap price	2,025,001	2,025,001	2,025,001	2,025,001

Forward sale agreement C(2)
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000	3,960,000	3,960,000
Forward cap price	$23.00	$23.00	$23.00	$23.00
Number of shares to be delivered at the forward cap price	2,424,490	2,424,490	2,424,490	2,424,490

(1)The numbers above are provided for illustrative purposes.  The actual mechanics of the forward sale agreements are governed by the documents filed with the SEC on June 2, 2006, January 3, 2007 and December 6, 2007.

(2)Variable forward A was amended in December 2007 illustrated above as forward sale agreements B and C.  Pursuant to the amendment, the Forward Sale Agreement has been divided into two tranches, each relating to 3,960,000 common shares.  The term of the first tranche (agreement B) settles in October 2009 with a forward cap price per share of $22.00.  The second tranche (agreement C) settles in November 2009 with a forward cap per share of $23.00.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

	Q3-08	Q2-08	Q1-08	Q4-07	Q3-07	YTD 2008	YTD 2007	YEAR 2007

Numerator
Operating income (loss)(1)	$(54.6)	$63.3	$28.2	$87.5	$78.3	$36.9	$192.6	$280.1
Adjustment related to participating securities	—	(0.6)	—	—	(0.9)	—	(2.3)	(1.4)
Adjusted operating income	(54.6)	62.7	28.2	87.5	77.4	36.9	190.3	278.7
Net foreign exchange and investment gains (losses) and taxes	(87.6)	(20.2)	(27.9)	3.0	23.0	(135.7)	32.7	35.7
Excess of fair value of acquired net assets over cost - Blue Ocean	—	1.0	—	—	—	1.0	—	—
Adjusted net income (loss)	(142.2)	43.5	0.3	90.5	100.4	(97.8)	223.0	314.4

Other comprehensive income items and extraordinary items	0.2	0.1	(2.1)	(2.6)	0.7	(1.8)	0.8	(1.8)

Adjusted comprehensive income (loss)	$(142.0)	$43.6	$(1.8)	$87.9	$101.1	$(99.6)	$223.8	$312.6

Denominator
Average common shares outstanding	91,659,210	92,966,844	96,352,926	100,865,497	102,736,228	94,172,257	106,828,677	105,337,882
Less: common shares subject to issuance agreements	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(11,375,467)	(10,511,600)
Average common shares outstanding - Basic	83,739,210	85,046,844	88,432,926	92,945,497	94,816,228	86,252,257	95,453,210	94,826,282

Dilutive effect of share obligations under benefit plans	444,166	410,166	407,166	407,166	126,497	417,916	125,610	407,167
Dilutive effect of shares issuance agreement	—	—	—	—	—	—	—	—
Average common & common equivalent shares outstanding - diluted	84,183,376	85,457,011	88,840,093	93,352,664	94,942,725	86,670,173	95,578,820	95,233,449

Basic operating income (loss) per share (1)	$(0.65)	$0.73	$0.32	$0.94	$0.82	$0.43	$1.99	$2.94
Basic net income (loss) per share	$(1.69)	$0.51	$—	$0.97	$1.06	$(1.13)	$2.33	$3.31
Basic comprehensive income (loss) per share	$(1.69)	$0.51	$(0.02)	$0.95	$1.07	$(1.15)	$2.34	$3.30

Diluted operating income (loss) per share (1)	$(0.65)	$0.73	$0.32	$0.94	$0.82	$0.43	$1.99	$2.94
Diluted net income (loss) per share	$(1.69)	$0.51	$—	$0.97	$1.06	$(1.13)	$2.33	$3.31
Diluted comprehensive income (loss) per share	$(1.69)	$0.51	$(0.02)	$0.94	$1.07	$(1.15)	$2.34	$3.30

(1) Excludes net investment and foreign exchange gains and losses, income taxes and extraordinary gains.  See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing operating income (loss), which is net income (loss) excluding net investment and foreign exchange gains and losses, income taxes and extraordinary gains, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company’s performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments’ market value and not by our operating performance, foreign exchange movements, income taxes or non-recurring transactions, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement also contains the presentation of ‘fully converted book value per share’. The calculation is based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding warrants (when dilutive), divided by the sum of common shares and dilutive common share equivalents outstanding (assuming their exercise or issuance). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of ‘change in fully converted book value adjusted for dividends’. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends declared. Management believes that this measure most accurately reflects the return received by the Company’s shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.